Seven Arts Corporate Presentation 2012

NASDAQ(CM): SAPX

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements made by, or on behalf of, Seven Arts Entertainment Inc. and its subsidiaries (the Company). The forward-looking statements contained in this report and involve risks and uncertainties that may affect the Company's operations, markets, products, services, prices and other factors as discussed in filings with the U.S. Securities and Exchange Commission (SEC). These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company's expectations will be realized. The Company assumes no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

The forward-looking statements in this presentation should be read in conjunction with the more detailed descriptions of the risk factors located in our Annual Report filed with the U.S. Securities and Exchange Commission as amended on Form 20-F (annual report pursuant to Section 13 or 15(d) of the Exchange Act) for the year ended June 30, 2011 under Part 1 Item 3 Section 3.D entitled "Risk Factors." The Company undertakes no obligation to update or revise any forward-looking statements contained in this release as a result of new information or future events or developments.

Company Highlights

- We are an independent motion picture production company that has been in business since 1994.
- We develop, finance and produce motion pictures with budgets in the range of $2- $60 million and license these pictures throughout the world.
- Produced 15 pictures and acquired 18 pictures. Our current film library is comprised of 33 completed motion pictures and 5 motion pictures for which we have a judgment confirming our ownership, which we are now seeking to enforce.
- We plan to expand our distribution in the rapidly developing digital transmission platform for film and music.
- We have recently entered the record and music business and acquired the rights to the recording agreements and masters of the established urban artists DMX and Bones Thugs-n-Harmony.

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State of the Industry

- Significant market opportunity due to (i) cutback by major studios on distributing smaller budget pictures, (ii) closing of several smaller specialty distributors, (iii) increase in theatrical screens, (iv) proliferation of digital distribution alternatives.

- Major studios choosing to focus on large budget "tentpole" pictures and franchises (Avatar, Transformers, Iron Man) has created an opportunity for smaller budget, commercially viable pictures

- Closing of specialty shops (New Line, Picturehouse, Paramount Vantage, Miramax and Warner Independent) leaves more and better projects and talent available for those that remain.

- Only 534 films were released in 2010 compared to 558 and 633 in the previous two years. The number of tickets sold reached a five-year high of 1.4 billion in 2009, the first increase in admissions in two years, and achieved $1,339,100,000 in 2010. Gross box office revenues for each of 2009 and 2010 were $10.6 billion in the U.S. and Canada.

- Major record labels have higher overhead and record production costs. Seven Arts Music and Big Jake Music have significant market opportunity in sound record distribution since our distributors focus on digital transmission of soundtrack albums and the works of recording artists with limited or no record production costs.

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Experienced Management Team & Board of Directors

Seven Arts Picture's management has participated in the production and distribution of more than 100 motion pictures since 1986.

Peter Hoffman CEO

- 30+ years experience in tax preferred financings and tax credits for motion pictures
- Produced 30+ films with Seven Arts or predecessors
- Yale Law School, former Partner at Gipson, Hoffman & Pancione
- Seven Arts Entertainment's management has participated in the production and distribution of more than 100 motion pictures since 1986

Peter Hoffman has been involved in the production of such high grossing films as *Terminator 2*, *Total Recall* and *Basic Instinct*.

Elaine New CFO

- 20+ years experience in finance/accounting
- Finance Director Metrodome Group
- Financial Controller Harrods International
- Cambridge educated, Price Waterhouse Qualified Chartered Accountant

Elaine New has been involved in the media industry for more than 10 years with Seven Arts and Metrodome Group in the UK.

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Experienced Management Team & Board of Directors

Kate Hoffman COO

- 12 years experience in production, financing and distribution of independent feature films
- 14+ years experience in the film industry

Kate Hoffman has produced a number of the Company's films including *The Believer*, *No Good Deed*, *Stander*, and *Asylum*.

David Michery Seven Arts Music

David Michery has an extensive background in the music industry. His career includes the production of numerous platinum albums and an executive role as head of Urban Music for All American Communications, D.B.A Scotti Bros. Records, A&R for MC Records and Zoo/BMG and founder of Breakaway Entertainment and American Music Corporation.

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Experienced Management Team & Board of Directors

Hubert Gibbs Chairman

Mr. Gibbs has been our Chairman and one of our directors since April 9, 2010. After graduating from Oxford University in 1981, Mr. Gibbs started his career as an editor, reader and translator at Quartet Books UK.

Subsequently he worked as a stock market analyst with Banque Bruxelles Lambert and then as an independent communications entrepreneur responsible for starting up various companies including Instlang.com which was sold to market leader SDL in 1999.

Most recently Mr. Gibbs has been involved in financing and producing independent films, including *As Good as Dead*, and *The Killing Jar*. Mr. Gibbs managed the family estate, Tyntesfield until it was taken over by the National Trust in 2002.

Robert Kaiser Director

Mr. Kaiser is an industry veteran, innovator, and proven leader. He brings more than three decades of executive-level leadership to Seven Arts Entertainment.

Mr. Kaiser is chairman and CEO of CLST Holdings, the public company remaining from the 2007 sale of Cellstar Inc. an international logistics and distribution firm serving the communications industry.

Mr. Kaiser was previously the CFO of Cingular/ Southwestern Bell Mobile Systems, a multi-billion telecom business. He was then recruited by Skytel to be the Company's CFO, and then as the Company's CEO. Mr. Kaiser then joined a start up wifi company, which he built and led its evolution and growth to become T-Mobile Hotspot.

Mr. Kaiser is a graduate of the University of Texas, and sits on the Boards of several public companies and works with a number of non-profit organizations, such as Boy Scouts Executive Council, Habitat for Humanity, and the American Cancer Society.

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Experienced Management Team & Board of Directors

Daniel Reardon Director

Mr. Reardon has been a director since October, 2010. He is a founding shareholder of four successful public companies in a variety of industries ranging from mining to biotechnology Pan Africa Mining Corp. and Sacre- Coeur Minerals Ltd.

He also served as CFO for Concrete Film Ventures, which financed several independent, feature film projects, raised venture capital through limited partnerships, and secured substantial lines of credit from media banks successfully using off balance sheet receivables.

Anthony Hickox Director

Mr. Hickox has been a director since October 2007.

He is a film director, writer and producer. Mr. Hickox wrote and directed his first film, *Waxworks* at the age of 21.

Mr. Hickox was involved in the production of or direction of *Sundown, Warlock: Armageddon; Children of the Corn, Turn of the Screw; Carnival of Souls*, and *Hellraiser 3: Hell on Earth.*

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Seven Arts Highlights

- Founded in 1994 as CineVisions, which transferred its assets to Seven Arts Pictures Inc. in 2002 and then to Seven Arts Pictures plc in 2004. All film assets transferred to Seven Arts Entertainment Inc. in 2011.

- Corporate HQ:
  8439 Sunset Blvd, Suite 401, Los Angeles, CA 90069

- Offices in:
  136-144 New Kings Road Second Floor, London SW6 4LZ UK
  807 Esplanade Avenue, New Orleans, LA 70116

- Trading Symbol: NASDAQ:SAPX

- Market Capitalization: $5.43M

- 52-Week Price Range: $0.06 - $5.75

- Average Daily Volume: 1.2M

- Shares Outstanding: 22.6M (December 2011)

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Seven Arts Recent Developments



FROM THE MAKERS OF
AMERICAN PIE
MATTHEW LILLARD
EFREN RAMIREZ
RACHELLE LEFEVRE
BRETT DAVERN
THE
POOL
BOYS

- Raised new capital and reduced debt.
- Reduction in production loans from $15,876,640 as of December 31, 2010 to $6,460,392 as of September 30, 2011.
- Acquired *Yellow* directed by Nick Cassavetes for distribution in Summer 2012.
- Released the movie *Pool Boys* in association with Cinedigm on 100 screens in 50 markets in the United States in September 2011.

Company Overview

- Founded in 1994 as an independent motion picture production and distribution company.
- Including the upcoming releases of the established urban artists DMX and Bone Thugs-n-Harmony.
- Independent motion picture production and distribution company engaged in the development, acquisition, financing, production and licensing of feature motion pictures with budgets in the range of $2 million to $60 million. There are also 5 motion pictures that are in dispute and the company was awarded judgement.
- Current projects include *Neuromancer* and *The Winter Queen* both larger budget films ($60 million and $17 million respectively).
- The Company intends to be a leader in the distribution of independent films and records on emerging digital transmission platforms through the world.
- Produced 15 and acquired 18 motion pictures, resulting in a library of 33 completed motion pictures.
- Acquired recorded music assets in January 2012.

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Core Strategy

- **Finance, produce and distribute 3 to 5 motion pictures in-house/year**
  - $2 million - $15 million budgets per feature film
  - Limited theatrical release in the US, or
  - Direct to a digital distribution
- **Partner with larger studios to supplement core strategy by producing larger budget films**
  - Secure a wide theatrical release
  - Higher absolute upside as a result of increased box office due to additional P&A
  - Reduce financial exposure through shared risk, and "pre-sale" and limited recourse debt
- **Acquire Completed Pictures for distribution in post-theatrical markets**
  - Act as sales agent, for 15%-20% fee
  - Act as sales agent, for 15-20% fee
  - Increase revenues and profits with minimal deployment of capital
- **Maximise use of global tax preferred financing structures to fund motion picture productions thereby reducing out of pocket production costs**
  - Louisiana tax credits
  - UK, Canadian and Hungarian tax incentives
- **Expand digital film distribution with addition of soundtrack albums and sound records of new recording artists with limited production costs**
  - Up to 75 digital transmission platforms
  - Dramatic increase in digital revenue for film
- **Utilize state of the art in house editing and production facilities in New Orleans**
  - 807 Esplanade Avenue, a historic structure, is the location of the facility
  - Take advantage of Louisiana tax credits and substantial production activity in Louisiana

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Capitalization and Indebtedness

CAPITALIZATION AND INDEBTEDNESS As of date is September 30, 2011	
Total Shares Issued and Outstanding	11,149,480
Total Shares Authorized	50,000,000
Public Float	9,000,000
Total Indebtedness (Principally Film Production Loans)	$7,957,466
52 Week Range	06.-$5.75
Shareholder's Equity	$14,632,642

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Capitalization and Indebtedness

Seven Arts Entertainment Inc Summary Financial Data Table (in 000's)

	Year Ended June 30, 2011	Year Ended June 30, 2010 (*)
Total Revenue	$3,328	$6,417
Cost of Revenue	$3,447	$2,398
Gross (Loss) Profit	$(119)	$4,018
Operating Expenses	$2,086	$2,938
Income (Loss) from Operations	$(2,206)	$1,079
Net Interest Expense	$3,700	$(1,555)
Income (Loss) Before Taxes	$ 1,494	$(475)
Provision for Taxes	$0	$0
Change in debt derivative	$(33)	$0
Net Income (Loss)	$1,462	$ (475)

Capitalization and Indebtedness

Seven Arts Entertainment Inc Summary Data Table Balance Sheet Data

	December 31, 2011 (Estimate)	December 31, 2010 (*)
Total Assets (in 000's)	$28,275	$29,354
Total Loans Payable (in 000's)	$7,380	$17,521
Shareholder's Equity (in 000' s)	$17,375	$3,590

(*) Comparative data is for the predecessor entity, Seven Arts Pictures Plc.

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Selected Movie Library Titles

Title	Director	Cast	Production Cost
Asylum	David MacKenzie	Natasha Richardson	$20,000,000
Stander	Bronwen Hughes	Thomas Jane, Deborah Unger	$14,000,000
No Good Deed	Bob Rafelson	Samuel L. Jackson, Milla Jovovich	$17,000,000
I'll Sleep When I'm Dead	Mike Hodges	Clive Owen, Malcolm McDowell	$8,000,000
Supercross	Steve Boyum	Sophia Bush, Steve Howey	$5,000,000
A Shot At Glory	Michael Corrente	Robert Duvall, Michael Keaton	$12,000,000
Johnny Mnemonic	Robert Longo	Keanu Reeves, Dolph Lundgren	$24,500,000
Never Talk To Strangers	Peter Hall	Antonio Banderas, Rebecca DeMornay	$11,700,000
Shattered Image	Raul Ruiz	William Baldwin, Anne Parilaud	$7,250,000
The Hustle	Stuart Cooper	Bobbie Phillips, Robert Wagner	$5,000,000
Pool Hall Prophets	Keoni Waxman	Freddie Prinze Jr., Ving Rhames	$6,000,000
Boo	Anthony C. Ferrante	Trish Cohen, Happy Mahaney	$1,000,000
Cemetery Gates	Roy Knyrim	Reggie Bannister	$1,000,000
Popstar	Richard Gabai	Aaron Carter, Alana Austin	$5,000,000
Red Riding Hood	Randall Kleiser	Lanie Kazan, Morgan Thompson	$5,000,000
Back In The Day	James Hunter	Ving Rhames, Ja Rule	$5,000,000

Selected Movie Library Titles

Title	Director	Cast	Production Cost
Captivity	Roland Joffe	Elisha Cuthbert	$17,500,00
Mirror Wars	Vasily Chiginsky	Armand Assante	$8,000,000
Getting' It	Nick Gaitatjis	Jessica Canseco, Patric Censoplano	$2,500,00
The Wedding Chest	Nurbek Egen	Natasha Regnier, Bolot Tentimyshov	£1,500,000
The Mesmerist	Gil Cates, Jr.	Neil Patrick Harris, Jessica Capshaw	$1,000,000
A Broken Life	Neil Coombs	Tom Sizemore, Ving Rhames	$2,000,000
Drunkboat	Bob Meyer	John Malkovich, John Goodman	$3,500,000
Deal	Gil Cates, Jr.	Burt Reynolds, Bret Harrison	$9,000,000
Noise	Henry Bean	Tim Robbins, William Hunt	$9,000,000
The Pool Boys a.k.a. American Summer	J.B. Rogers	Matthew Lillard	$15,000,000
Autopsy	Adam Gierasch	Robert Patrick	$9,000,000
Knife Edge	Anthony Hickox	Joan Plowright, Natalie Press	$8,000,000
Nine Miles Down	Anthony Waller	Adrian Paul, Kate Nauta	$17,400,000
Hades	Gabriel Bologna	Robert Patrick, Danielle Harris	$2,500,000
Night Of The Demons	Adam Gierasch	Shannon Elizabeth, Edward Furlong	$9,000,000

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Library Capable of Generating Consistent Revenue


KEANU REEVES DOLPH LUNDGREN
JOHNNY MNEMONIC
DVD
"A Pulse-Pounding Cyber-Slam!"


TOM JANE IS
STANDER
GOOD COP. GREAT CRIMINAL.


NATASHA RICHARDSON
IAN MC KELLEN
MARTON CSOKAS
Passion. Possession.
ASYLUM


SUPERCROSS
"FULL-THROTTLE SUPERCROSS ACTION!"

- JOHNNY MNEMONIC
- RULES OF ENGAGEMENT
- THE BELIEVER
- STANDER
- ASYLUM
- NO GOOD DEED
- SUPERCROSS
- AN AMERICAN RHAPSODY
- SHATTERED IMAGE
- NEVER TALK TO STRANGERS

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2012 Film Projects: WINTER QUEEN


MILLA JOVOVICH
W
Q
Winter Queen
THE GREAT ADVENTURE BEGINS



Milla Jovovich



Fyodor Bondarchuk

Recognizable talent: Milla Jovovich *(Resident Evil, The Fifth Element)*, Fyodor Bondarchuk *(dir.)* *(The Inhabited Island, The 9th Company)*.

Synopsis: In 1876 a young investigator with the Moscow police sets out to solve the apparent suicide of a university student, but soon lands in the middle of a far-reaching international conspiracy.

Marketing Strengths
Based on best-selling novel of same name by Boris Akunin
Action & Adventure genre still top theatrical grossing
Budget: $17,000,000

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NEUROMANCER


neuromancer



Vincenzo Natali



Recognizable talent: Vincenzo Natali (dir.) (Cube, Splice)

Synopsis: Based on the award winning novel by William Gibson. Published in 1984, "Neuromancer" was the first winner of the Science Fiction "Triple Crown," receiving the prestigious Nebula Award, Phillip K Dick Award, and the Hugo Award. 'Neuromancer" was also listed on Time Magazine's list of 100 Best English language novels.

Marketing Strengths:
Based on multi-award winning cult sci-fi novel of the same name by William Gibson
Budget: $60,000,000

SCHISM



Vinnie Jones



Callum Blue



Ashlynn Yennie

Recognizable talent: Adam Gierasch (dir.), Callum Blue (*Dead Like Me, Smallville*), Vinnie Jones (*Snatch*), Ashlynn Yennie (*Human Centipede*)

Synopsis: Part "*Memento*" part "*Hellraiser*", "*Schism*" is a psychological thriller with powerful horror imagery.

Marketing Strength:
The fourth film from acclaimed horror director Adam Gierasch.
Budget $3,000,000

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Music Division




Cleveland

- The company acquired assets which included rights to the recordings of the established artists DMX and Bone Thugs-n-Harmony.
- Seven Arts Music CEO David Michery has an extensive background in the music industry. His career includes platinum albums and executive roles as Head of Urban Music for All American Communications Records, A&R for MCA Records and Zoo/BMG and found of Breakaway Entertainment.
- These music assets include recording agreements with several artists including two completed albums with multi platinum artist DMX. DMX's latest four albums released between seven and twelve years ago earned United States gross revenues according to Soundscan of more than $140 million, or an average of more than $35 million.
- DMX has become the only artist in the history of The Billboard 200 to reach No. 1 with his first five albums. His new album titled "Undisputed" is scheduled for release this upcoming December. DMX's last solo album, "The Great Depression" topped the chart with debt weeks sales of 440,000 copies. Earlier albums.

Summary Highlights

- Sound growth strategy, focusing on the high growth entertainment market Huge market opportunity
- Movie Industry World Wide Sales (2011) 35 billion
- Music Industry World Wide Sales (2011) 70 billion Company has
- In house production and editing facilities
- Reduce Costs
- Strong Music Distribution Platform
- Goal of Producing & Distributing 3-5 Movies a Year Low Risk - Low Cost Development Path Way
- Film library worth approximately $22.9 million
- Highly Motivated and Experienced Management Team

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State of the Industry

- Major studios choosing to focus on very large budget "tentpole" pictures and franchises (Avatar, Transformers, Iron Man) have left an opportunity for smaller budget, commercially viable pictures
- Significant market opportunity due to (i) cutback by major studios on distributing smaller budget pictures, (ii) proliferation of digital distribution alternatives (iii) increase in theatrical screens
- World Wide Box Office Revenues up 8% to 31.8 billion over 2009. Revenues highest since 2006
- U.S. Canada Box Office Reached 10.6 billion up 15 % over the last 5 years
- 222.7 million people went to movies at least once in 2010
- Frequent movie goers increased 11% in 2010
- Cinema Ticket Prices averaged to 7.89 in 2011. Remains cheapest entertainment option.
- Only 534 films were released in 2010 compared to 558 and 633 in the previous two years.
- Box Office attendance for 2011 was 1.27 billion.
- First Quarter of 2012 looks to be much stronger than same period a year earlier.

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Contact

Aegis Capital Corp.

David Bocchi,
Managing Director of Investment Banking
Contact: 212-813-2029
dbocchi@aegiscap.com

Or

Porter, LeVay & Rose, Inc.

Michael Porter,
Investor Relations
Contact: 212-564-4700
Michael@plrinvest.com

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